      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1999

                                                 Registration No. 333-__________

================================================================================
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                              THE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                     52-1802283
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                              1300 WILSON BOULEVARD
                                    SUITE 400
                            ARLINGTON, VIRGINIA 22209
          (Address of Principal Executive Offices, including zip code)

                            ------------------------

                              THE MILLS CORPORATION
                             1999 STOCK OPTION PLAN
                            (Full title of the Plan)

                            ------------------------

                               LAURENCE C. SIEGEL
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                              1300 WILSON BOULEVARD
                                    SUITE 400
                            ARLINGTON, VIRGINIA 22209
                                 (703) 526-5000
 (Name, address and telephone number, including area code, of agent for service)

                                 With a copy to:
                          J. WARREN GORRELL, JR., ESQ.
                                ALAN L. DYE, ESQ.
                             HOGAN & HARTSON L.L.P.
                           555 THIRTEENTH STREET, N.W.
                           WASHINGTON, D.C. 20004-1109
                                 (202) 637-5600

                            ------------------------

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                             AMOUNT       PROPOSED MAXIMUM      PROPOSED MAXIMUM       AMOUNT OF
         TITLE OF SECURITIES                  TO BE        OFFERING PRICE      AGGREGATE OFFERING     REGISTRATION
           TO BE REGISTERED                REGISTERED      PER SHARE (1)           PRICE (1)            FEE (1)
------------------------------------------------------------------------------------------------------------------
Common stock, par value $.01 per share      2,500,000         $21.6875            $54,218,750          $15,072.82
------------------------------------------------------------------------------------------------------------------
==================================================================================================================


 (1) Estimated pursuant to Rule 457(c) and (h) under the Securities Act of 1933 solely for the purposes of calculating the amount of the registration fee, based on the average of the high and low prices per share of common stock of The Mills Corporation, par value $.01 per share, as reported on the New York Stock Exchange on June 23, 1999.

================================================================================
--------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

       The documents containing the information required to be provided in this
Part I will be separately sent or given to employees participating in The Mills Corporation 1999 Stock Option Plan (the "Plan"), as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. These documents and the documents incorporated by reference pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute the prospectus as required by
Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

              The Mills Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents:

              (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

              (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999;

              (c) The Registrant's Current Report on Form 8-K dated March 31, 1999 (filed on June 18, 1999); and

              (d) The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission and which became effective on June 14, 1994 (No. 1-12994).

              In addition, all documents filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.       DESCRIPTION OF SECURITIES.

              A description of the Registrant's common stock, par value $ .01 per share, is incorporated by reference under Item 3.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

              Not applicable.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

              (a) Article VII of the Registrant's Amended and Restated Certificate of Incorporation, as amended, entitled "Indemnification," and Section VI of the Registrant's Amended and Restated Bylaws, entitled "Indemnification," are set forth in Exhibits 3.1 and 3.3, respectively, to this Registration Statement and incorporated herein by reference.

              (b) Section 145 of the General Corporation Law of the State of Delaware, as amended, entitled "Indemnification of Officers, Directors, Employees and Agents; Insurance," is set forth as Exhibit 99.1 to this Registration Statement and incorporated herein by reference.

              (c) The Registrant has in effect a policy of liability insurance covering its directors and officers.

              (d) The Registrant has entered into indemnification agreements with certain of its directors and officers, the form of which is set forth as Exhibit 99.2 to this Registration Statement and incorporated herein by reference.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.

              Not applicable.

ITEM 8.       EXHIBITS.

   Exhibit
    Number                            Description
    ------                            -----------
3.1*            Amended and Restated Certificate of Incorporation of the
                Registrant

3.2*            First Amendment to the Amended and Restated Certificate of
                Incorporation of the Registrant

3.3**           Amended and Restated Bylaws of the Registrant

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares being registered

23.1            Consent of Hogan & Hartson L.L.P. (included as part of Exhibit
                5.1)

23.2            Consent of Ernst & Young LLP

24.1 Power of Attorney (included as part of the signature page of this Registration Statement)

99.1*           Section 145 of the General Corporation Law of the State of
                Delaware, as amended

99.2** Form of Indemnification Agreement between the Registrant and its directors and officers

99.3            Form of The Mills Corporation 1999 Stock Option Plan

-------
* Incorporated by reference to the Registrant's Registration Statement on Form S-8 (No. 333-35853).

**     Incorporated by reference to the Registrant's Registration Statement on
Form S-11 (No. 33-71524), which was declared effective by the Securities and Exchange Commission on April 14, 1994.

ITEM 9.       UNDERTAKINGS.

              (a)    The undersigned Registrant hereby undertakes:

                     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                            (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                            provided, however, that paragraphs (a)(1)(i) and
                            (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in the periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

              (b) The undersigned Registrant hereby further undertakes that, for the purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to existing provisions or arrangements whereby the Registrant may indemnify a director, officer or controlling person of the Registrant against liabilities arising under the Securities Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Arlington, Virginia, on this 25th day of June, 1999.


                                              THE MILLS CORPORATION

                                              By: /s/ Laurence C. Siegel
                                                 ----------------------------
                                                     Laurence C. Siegel
                                                     Chairman of the Board
                                                     and Chief Executive Officer

                                POWER OF ATTORNEY

       We, the undersigned directors and officers of The Mills Corporation, do hereby constitute and appoint Laurence C. Siegel and Peter B. McMillan, and each and either of them, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our names and our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said Registrant to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, or any registration statement for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto; and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of June, 1999.

            NAME                                       TITLE
            ----                                       -----
 /s/ Laurence C. Siegel               Chairman of the Board, Chief Executive
----------------------------          Officer and Director (principal executive
Laurence C. Siegel                    officer)

/s/ Peter B. McMillan                 President, Chief Operating Officer and
----------------------------          Director
Peter B. McMillan

/s/ James F. Dausch                   Executive Vice-President - Development
----------------------------          and Director
James F. Dausch

/s/ Kenneth R. Parent                 Executive Vice President - Finance and
----------------------------          Chief Financial Officer (principal
Kenneth R. Parent                     financial officer and principal accounting
                                      officer)

/s/ Dietrich von Boetticher           Vice Chairman and Director
----------------------------
Dietrich von Boetticher

/s/ John M. Ingram                    Vice Chairman and Director
----------------------------
John M. Ingram

/s/ Charles R. Black, Jr.             Director
----------------------------
Charles R. Black, Jr.

/s/ James C. Braithwaite              Director
----------------------------
James C. Braithwaite

/s/ Joseph B. Gildenhorn              Director
----------------------------
Joseph B. Gildenhorn

/s/ Harry H. Nick                     Director
----------------------------
Harry H. Nick

/s/ Franz von Perfall                 Director
----------------------------
Franz von Perfall

/s/ Robert P. Pincus                  Director
----------------------------
Robert P. Pincus

/s/ Cristina L. Rose                  Director
----------------------------
Cristina L. Rose

                                  EXHIBIT INDEX

   Exhibit
    Number                            Description
    ------                            -----------
3.1*          Amended and Restated Certificate of Incorporation of the Registrant

3.2*          First Amendment to the Amended and Restated Certificate of
              Incorporation of the Registrant

3.3**         Amended and Restated Bylaws of the Registrant

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares being registered

23.1          Consent of Hogan & Hartson L.L.P. (included as part of Exhibit 5.1)

23.2          Consent of Ernst & Young LLP

24.1 Power of Attorney (included as part of the signature page of this Registration Statement)

99.1* Section 145 of the General Corporation Law of the State of Delaware, as amended

99.2** Form of Indemnification Agreement between the Registrant and its directors and officers

99.3          Form of The Mills Corporation 1999 Stock Option Plan

-------
* Incorporated by reference to the Registrant's Registration Statement on Form S-8 (No. 333-35853).

**     Incorporated by reference to the Registrant's Registration Statement on
Form S-11 (No. 33-71524), which was declared effective by the Securities and Exchange Commission on April 14, 1994.